UTC NORTH AMERICAN FUND, INC.
FILE NO. 33-37426

Supplement dated January 19, 2010 to
Statement of Information April 29, 2008

Change in President:

Jovan Sankar has served as the President and Chief Executive Officer of UTC North American Fund, Inc. (the “Fund”).  Effective December 18, 2009, Jovan Sankar resigned from her position as President and Chief Executive Officer of the Fund, and Amoy Van Lowe was elected as President and Chief Executive Officer of the Fund by the Fund’s Board of Directors.

In connection with the change in President and Chief Executive Officer, the following replaces the seventh row of the table under the caption “DIRECTORS AND OFFICERS” on pages 13 through 14 of the Statement of Additional Information of the Fund:

Amoy Van Lowe* Age: 40 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer	Indefinite, until successor elected; Since December 2010
Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 6-07 to present; VP Marketing Ag., Telecommunica-tions Services of Trinidad and Tobago (TSTT), 10-06 to 5-07; Head of Marketing Communications, TSTT, 1-06 to 10-06; Manager, Marketing,
ANSA Merchant Bank Limited & TATIL, 6-05 to1-06

			N/A	N/A